                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

      Date of Report (Date of earliest event reported): October 19, 1994

                           CoreStates Financial Corp
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              (Exact name of registrant specified in its Charter)


                Pennsylvania         0-6879          23-1899716
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                (State or other      (Commission     (IRS Employee
                jurisdiction of      File Number)    identification No.)
                incorporation)

                    Centre Square West, 1500 Market Street
                    Philadelphia, Pennsylvania               19101
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              (Address of principal executive offices)       (Zip Code)


          Registrant's telephone, including area code: (215) 973-3806
                                                       --------------


      ------------------------------------------------------------------
        (Former name and former address, if changed since last report)






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Item 5.  Other Events.
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          The information set forth in the earnings news release of CoreStates
Financial Corp as Exhibit 28 is incorporated by reference and made a part hereof.

Item 7.  Exhibits
         --------

     28   CoreStates Financial Corp Earnings News Release dated October 19, 1994


                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CORESTATES FINANCIAL CORP
                                      (Registrant)



                              By /s/David J. Martin
                                 -------------------------
                                 David J. Martin
                                 Executive Vice President
                                 and Chief Counsel


Dated:  October 20, 1994







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                                 Exhibit Index
                                 -------------


Exhibit No.                                                          Page
- -----------                                                          ----



 28                           CoreStates Financial
                              Corp Earnings News
                              Release Dated October
                              19, 1994                                  4













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